SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2004

                                      BAF

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-1 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-38154-01                  61-1430172
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAF
                       Mortgage Pass-Through Certificates
                              Series 2002-1 Trust

On November 20, 2004, The Bank of New York, as Trustee for BAF, Mortgage Pass-Through Certificates Series 2002-1 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002, among BAF as Depositor, Banc of America Funding Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAF, Mortgage Pass-Through Certificates Series 2002-1 Trust relating to the distribution date of November 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2004


                                      BAF


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 20, 2004


                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1          9,636,868.41    7.000000%       812,410.39     56,215.07      868,625.45       0.00       0.00
                        A2                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A3                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A4                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A5            101,331.32    7.000000%         8,542.47        591.10        9,133.56       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.02            0.02       0.00       0.00
                        AIO        10,913,186.62    0.426558%             0.00      3,879.26        3,879.26       0.00       0.00
                        APO           158,056.42    0.000000%           270.88          0.00          270.88       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,551,237.21    7.000000%         2,915.26     14,882.22       17,797.47       0.00       0.00
                        B2          1,311,592.61    7.000000%         1,498.73      7,650.96        9,149.69       0.00       0.00
                        B3            729,202.70    7.000000%           833.25      4,253.68        5,086.93       0.00       0.00
                        B4            436,549.36    7.000000%           498.84      2,546.54        3,045.38       0.00       0.00
                        B5            364,960.91    7.000000%           417.03      2,128.94        2,545.97       0.00       0.00
                        B6            434,138.62    7.000000%             0.00      3,028.58        3,028.58     496.08       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         15,723,937.55     -              827,386.85     95,176.36      922,563.21     496.08     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1          8,824,458.02              0.00
                                A2                  0.00              0.00
                                A3                  0.00              0.00
                                A4                  0.00              0.00
                                A5             92,788.85              0.00
Residual                        AR                  0.00              0.00
                                AIO        10,095,276.16              0.00
                                APO           157,785.53              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,548,321.96              0.00
                                B2          1,310,093.87              0.00
                                B3            728,369.45              0.00
                                B4            436,050.52              0.00
                                B5            364,543.87              0.00
                                B6            433,642.54              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         14,896,054.62     -
--------------------------------------------------------------------------------

                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1      9,636,868.41     7.000000% 06051GAA7    54.759395      3.789099    594.800352
                           A2              0.00     7.000000% 06051GAB5     0.000000      0.000000      0.000000
                           A3              0.00     7.000000% 06051GAC3     0.000000      0.000000      0.000000
                           A4              0.00     7.000000% 06051GAD1     0.000000      0.000000      0.000000
                           A5        101,331.32     7.000000% 06051GAE9    54.759394      3.789098    594.800334
Residual                   AR              0.00     7.000000% 06051GAF6     0.000000      0.187535      0.000000
                           AIO    10,913,186.62     0.426558% 06051GAG4     0.000000      0.041514    108.035625
                           APO       158,056.42     0.000000% 06051GAH2     0.184167      0.000000    107.274211
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,551,237.21     7.000000% 06051GAJ8     1.110997      5.671577    971.159283
                           B2      1,311,592.61     7.000000% 06051GAK5     1.110997      5.671577    971.159281
                           B3        729,202.70     7.000000% 06051GAL3     1.110997      5.671577    971.159266
                           B4        436,549.36     7.000000% 06051GAS8     1.110997      5.671577    971.159293
                           B5        364,960.91     7.000000% 06051GAT6     1.112092      5.677170    972.116994
                           B6        434,138.62     7.000000% 06051GAU3     0.000000      6.724807    962.880084
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      15,723,937.55       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        14,896,054.62    14,896,054.62
Loan count                     88               88
Avg loan rate           7.479689%             7.48
Prepay amount          809,874.94       809,874.94

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         2,925.41         2,925.41
Sub servicer fees            0.00             0.00
Trustee fees                52.41            52.41


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses        6,769.16         6,769.16

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           62.964185%           100.000000%              9,896,256.14
   -----------------------------------------------------------------------------
   Junior           37.035815%             0.000000%              5,821,022.21
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   406,731.75
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             3                   832,154.80

Totals:                                 5                 1,238,886.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                223,186.93
Current Total Outstanding Number of Loans:                                 3

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              922,563.21            922,563.21
Principal remittance amount              827,386.85            827,386.85
Interest remittance amount                95,176.36             95,176.36